UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2007



                            HERITAGE FINANCIAL GROUP
                            ------------------------
             (Exact name of Registrant as specified in its charter)


        United States                000-51305                  45-0479535
        --------------               ---------                  ----------
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
      of Incorporation)               Number)                Identification No.)

              310 West Oglethorpe Boulevard, Albany, Georgia 31701
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On February 20, 2007, T. Heath Fountain was officially appointed by the Company's Board of Directors to the role of Chief Financial Officer of the Corporation.

     As announced in November 2006, Fountain succeeds Tammy W. Burdette, who continues as an executive officer of the Company, but is assuming a new role focused on risk management, information security and operational efficiencies. Burdette's salary and benefits package will remain unchanged through December 31, 2007, however, by mutual consent with the Company, her employment agreement has terminated.

     Fountain, age 31, joined the Company in 2003 as an investment advisor with its wholly owned subsidiary, HeritageBank of the South, and moved into the accounting area of the Company in January 2006. In June, he was promoted to Controller and Director of Investor Relations. From 2000 to 2003, Fountain was an investment advisor with Synovus. From 1997 to 2000, he was an auditor with Mauldin & Jenkins, CPAs. Fountain is a graduate of University of Georgia, holding a degree in accounting. He is a Certified Public Accountant.

     Fountain's annual salary as Chief Financial Officer presently is $90,150 and is subject to future review and increase as appropriate. He is expected participate in the Company's bonus program and may receive additional stock options and/or grants in the future as approved by the Compensation Committee of the Board of Directors. Additionally, he participates in the Company's customary benefit plans and programs.

     There were no understandings or arrangements with any person regarding Fountain's appointment as Chief Financial Officer, and there are no family relationships between he and any other officer or director of the Company. He has not participated in any transactions with the Company that, in the aggregate, exceed $120,000.

ITEM 8.01.  OTHER EVENTS

     In a press release issued on February 22, 2007, the Company also announced that its Board of Directors has authorized a new stock repurchase program to replace the one just completed. Under the new program, the Company will purchase up to 300,000 shares, or approximately 10% of its currently outstanding publicly held shares of common stock. The repurchases may be made from time to time in open-market or negotiated transactions as deemed appropriate by the Company and will depend on market conditions. The new program will expire in February 2008 unless completed sooner or otherwise extended.

     The full text of the press release is set forth in Exhibit 99.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)     Exhibits.

              99     Press Release dated February 22, 2007.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HERITAGE FINANCIAL GROUP



Date:  February 22, 2007              By: /s/ O. Leonard Dorminey
                                          --------------------------------------
                                           O. Leonard Dorminey
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibit(s)
------        -------------------------

  99          Copy of press release issued by the Company on February 22, 2007.